Exhibit 10.26

THIRD AMENDMENT TO
MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

                    This Third Amendment to Mortgage Warehouse Loan and Security Agreement (this “Amendment”), made by and between CRESCENT MORTGAGE SERVICES, INC., a Georgia corporation, as borrower (“Borrower”), and COLONIAL BANK, an Alabama banking corporation, as lender (“Lender”), is dated as of the 31 day of July, 2002.

RECITALS:

                    Pursuant to that certain Mortgage Warehouse Loan and Security Agreement dated as of December 20, 1999, as amended by that certain First Amendment to Mortgage Warehouse Loan and Security Agreement dated as of July 31, 2000 and that certain Second Amendment to Mortgage Warehouse Loan and Security Agreement dated as of June 25, 2001 (as heretofore amended, the “Agreement”), Lender made available to Borrower, subject to the terms and conditions thereof, a revolving line of credit loan in the maximum aggregate principal amount not to exceed $50,000,000.00 (the “Line of Credit”), secured by Borrower’s assignment and pledge to Lender of certain mortgage loans and related collateral, for the purpose of assisting Borrower in its business of originating and making such loans.

                    Pursuant to the provisions of the Agreement (as temporarily extended by letter agreement), the Line of Credit matures on July 31, 2002. Borrower has requested that Lender agree to extend the scheduled maturity date of the Line of Credit to June 30, 2003, to decrease the maximum amount available under the Line of Credit from $50,000,000.00 to $40,000,000.00, to make corresponding decreases to the Sublimits thereunder, and to make certain other modifications to the Agreement, and Lender is willing to do so, but only on the express condition, among others, that Borrower enter into this Amendment, pursuant to which the Agreement shall be amended and modified.

                    NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto do hereby agree, each with the other, as follows:

                    1.          If not otherwise defined herein or the context shall not expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

                    2.         Section 1.1 (Defined Terms) of the Agreement is hereby amended as follows:

(A) By amending and restating the definition of “Advance Rate Amount” to read in its entirety as follows:

                 “Advance Rate Amount” shall mean (i) with respect to any Eligible Conforming Mortgage Loan, an amount equal to ninety-nine percent (99%) of the current unpaid principal balance of such Mortgage Loan, (ii) with respect to any Eligible Gestation Mortgage Loan, an amount equal to ninety-nine percent (99%) of commitment, not to exceed par, (iii) with respect to any Eligible Repurchased Mortgage Loan, an amount equal to ninety percent (90%) of the lesser of (a) the repurchase price of the Mortgage Loan or (b) the current (within forty-five (45) days) appraised value of such Mortgage Loan, and (iv) with respect to any Eligible Wet Mortgage Loan, an amount equal to the Advance Rate Amount applicable to the Type of Mortgage Loan supporting the Advance.

(B) By amending and restating the definition of “Appraisal” to read in its entirety as follows:

             “Appraisal” shall mean a certificate of an independent certified public accountant or independent financial consultant selected by the Borrower and reasonably satisfactory to the Lender as to the Appraised Value of the Eligible Servicing Portfolio which shall evaluate the Eligible Servicing Portfolio as of the end of Borrower’s most recent fiscal quarter based upon reasonably determined categories of the Mortgage Loans contained therein and giving effect to any sub-servicing agreement to which any such Mortgage Loan is or will be subject, which certificate shall be in form, substance and detail reasonably satisfactory to the Lender.

(C) The defined term “Authorized Representative” is hereby added to the Agreement, which term shall have the same definition as the term “Authorized Officer”.

(D) By amending and restating the definition of “Commitment” to read in its entirety as follows:

             “Commitment” shall mean the commitment of Lender to make Advances to Borrower which Advances in the aggregate, subject to each applicable Sublimit, shall not exceed $40,000,000.00 at any time outstanding.

(E) By amending and restating the definition of “Eligible Conforming Mortgage Loan” to read in its entirety as follows:

“Eligible Conforming Mortgage Loan” shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

(a) such Mortgage Loan is an Eligible Mortgage Loan;

          (b)          such Mortgage Loan is insured by the FHA or guaranteed by the VA (or there exists a binding commitment to issue such insurance or guaranty subject to the satisfaction of customary conditions), and/or fully conforms to all underwriting and other requirements of FNMA or FHLMC; provided, however, if such Mortgage Loan is (i) a “jumbo” Mortgage Loan that meets all other “A” paper criteria, except loan size and, if underwritten by Borrower, the initial principal amount thereof does not exceed $650,000.00 or, if the initial principal amount thereof exceeds $650,000.00, such Mortgage Loan has been underwritten and approved by the Approved Investor under the Investor Commitment referred to in subparagraph (c) below, or (ii) an “Alt-A” Mortgage Loan with a FICO Score of 620 or above, such Mortgage Loan nevertheless will be deemed to be an Eligible Conforming Mortgage Loan;

          (c)          except as otherwise permitted under paragraph (q) of the definition of “Eligible Mortgage Loan”, such Mortgage Loan is covered by an Investor Commitment that is in full force and effect and pledged to Lender hereunder, and Borrower and such Mortgage Loan are in full compliance therewith; and

(d) such Mortgage Loan is not an Eligible Gestation Mortgage Loan.

(F) By amending and restating the definition of “Eligible Repurchased Mortgage Loan” to read in its entirety as follows:

“Eligible Repurchased Mortgage Loan” shall mean a Mortgage Loan with respect to which each of the following statements is true:

(a) such Mortgage Loan meets the requirements of subparagraphs (a), (b), (c), (f), (g), (h), (i), (j), (k), (m), (p), and (r) of the definition of Eligible Mortgage Loan:

          (b)          such Mortgage Loan currently is not eligible for purchase by an Approved Investor as an “Eligible Conforming Mortgage Loan”, but it meets the requirements set forth in subparagraph (b) of the definition of “Eligible Conforming Mortgage Loan”;

          (c)          such Mortgage Loan was originally sold by Borrower to an Approved Investor and subsequently repurchased by Borrower from such Approved Investor in accordance with the terms of the applicable Investor Commitment or became, for reasons that do not adversely affect or impair the enforceability of such Mortgage Loan against the Obligor, ineligible for purchase by an Approved Investor as an “Eligible Conforming

Mortgage Loan” as long as such Mortgage Loan initially met the applicable underwriting criteria;

          (d)          such Mortgage Loan was not repurchased by Borrower from such Approved Investor as a result of any issue concerning the appraisal of the Property encumbered by such Mortgage Loan (or, if such Mortgage Loan was repurchased by Borrower from such Approved Investor as a result of any issue concerning the appraisal of the Property encumbered by such Mortgage Loan, the Property has been reappraised to Lender’s satisfaction by a different appraiser);

          (e)          if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of Lender on terms and subject to the conditions set forth in Section of this Agreement, such promissory note or other documentation has been released to Borrower pursuant to a Trust Receipt as permitted under Section of this Agreement and such release has occurred within the immediately preceding ten (10) days or such promissory note or other documentation has been released to an attorney, trustee or other third party conducting foreclosure proceedings on behalf of Borrower (for purposes of prosecuting such foreclosure proceedings) pursuant to a Bailment Letter as permitted under Section 4.4(a) of this Agreement; provided that the unpaid principal balance of the Mortgage Loan for which such promissory note or other documentation has been released, when added to the aggregate unpaid principal balance of all other Mortgage Loans for which notes or other documentation have been similarly released to Borrower, does not exceed $1,000,000.00;

          (f)          such Mortgage Loan has not aged longer than the applicable Warehouse Period and, if included in the warehouse for a period in excess of (i) ninety (90) days, 15% (based on the initial value) of the Mortgage Loan has been repaid on or before the 91st day in the warehouse, (ii) one hundred eighty (180) days, an additional 25% (based on the initial value) of the Mortgage Loan has been repaid on or before the 181st day in the warehouse, (iii) two hundred seventy (270) days, an additional 25% (based on the initial value) of the Mortgage Loan has been repaid on or before the 271st day in the warehouse, and (iv) three hundred sixty (360) days, the final 25% (based on the initial value) of the Mortgage Loan has been repaid on or before the 360th day in the warehouse; and

          (g)           (i) Borrower has delivered (or caused to be delivered) to Lender those items for such Mortgage Loan described on Exhibit C to this Agreement prior to the Advance supported by such Mortgage Loan, plus a current (within 45 days) appraisal of the property securing such Mortgage Loan and an original assignment of mortgage (or deed of trust) in favor of Lender (in recordable form and which will be recorded at Lender’s option); (ii) Borrower or a third party approved by Lender holds in trust for the Lender those items described in Exhibit D to this Agreement; and (iii) Borrower has delivered (or caused to be delivered) to Lender, if Lender has so requested in writing, the additional items described on Exhibit D to this Agreement.

(G) By amending and restating the definition of “LIBOR Rate” to read in its entirety as follows:

             “LIBOR Rate” shall mean the rate that appears on the display designated as page “3750” of the Telerate Service (or such other page as may replace page 3750 of that service) as of 11:00 a.m. Orlando time, on each Banking Day or, if not so reported on such service, as otherwise quoted by Lender from time to time, as the 30-day LIBOR Rate, adjusted daily with each change in the 30-day LIBOR Rate: provided, however, in no event shall the LIBOR Rate be less than the floor rate per annum equal to 2.50% or greater than the ceiling rate per annum equal to the Prime Rate.

(H) By amending and restating the definition of “Maturity Date” to read in its entirety as follows:

             “Maturity Date” shall mean June 30, 2003; provided, that upon the written request of Borrower to Lender, Lender may elect to extend the Maturity Date on such terms and conditions as it deems appropriate in its sole discretion.

(I) By amending and restating the definition of “Prime Rate” to read in its entirety as follows:

             “Prime Rate” shall mean the fluctuating interest rate per annum announced by Lender from time to time as its Prime Rate as such Prime Rate may change from time to time, adjusted daily with each change in such Prime Rate (which interest rate is only a benchmark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of Lender); provided, however, in no event shall the Prime Rate be less than the floor rate per annum equal to 5.50%.

(J) By amending and restating the definition of “Servicing Rights Value” to read in its entirety as follows:

             “Servicing Rights Value” shall mean as of the date of determination, the lesser of (i) the value of Borrower’s servicing rights as reported on Borrower’s balance sheet most recently delivered to Lender pursuant to Section 6.1 (a) of the Agreement, (ii) eighty percent (80%) of the most recent quarterly Appraised Value of Borrower’s Eligible Servicing Portfolio (if such an appraisal is obtained) or (iii) one and one quarter percent (1.25%) of the ending principal balance of Borrower’s Eligible Servicing Portfolio as of the end of applicable calendar month (if no such appraisal is obtained).

(K) By amending and restating the definition of “Sublimit A” to read in its entirety as follows:

“Sublimit A” shall mean a portion of the Line of Credit up to but not exceeding $40,000,000.00 which shall be available to warehouse Sublimit A Mortgage Loans.

(L) By amending and restating the definition of “Sublimit B” to read in its entirety as follows:

             “Sublimit B” shall mean a portion of the Line of Credit up to but not exceeding $10,000,000.00 [increasing to $14,000,000.00 during the last five (5), followed by the first five (5) Banking Days of each month] which shall be available to warehouse Sublimit B Mortgage Loans.

(M) By amending and restating the definition of “Sublimit C” to read in its entirety as follows:

“Sublimit C” shall mean a portion of the Line of Credit up to but not exceeding $20,000,000.00 which shall be available to warehouse Sublimit C Mortgage Loans.

(N) By amending and restating the definition of “Sublimit D” to read in its entirety as follows:

“Sublimit D” shall mean a portion of the Line of Credit up to but not exceeding $560,000.00 which shall be available to warehouse Sublimit D Mortgage Loans.

(O) By amending and restating the definition of “Warehouse Period” to read in its entirety as follows:

             “Warehouse Period” shall mean, for any Mortgage Loan, the period commencing on the Advance Date for such Mortgage Loan and ending on the first to occur of: (i) in the case of any Sublimit A Advance, ninety (90) days after such Advance Date; (ii) in the case of any Sublimit B Advance, five (5) Banking Days after such Advance Date unless the Required Documents and, if requested by Lender, the Additional Required Documents, supporting such Advance have been delivered to and accepted by Lender; (iii) in the case of any Sublimit C Advance, forty-five (45) days after such Advance Date (provided the total combined Warehouse Period under Sublimit A and Sublimit C shall not exceed 120 days); (iv) in the case of any Sublimit D Advance, three hundred sixty (360) days after such Advance Date; provided, however, on or before each of the 91st day in the warehouse, the 181st day in the warehouse, the 271st day in the warehouse, and the 360th day in the warehouse, the amounts required for such Mortgage Loan to constitute an Eligible Repurchased Mortgage Loan must be repaid: (v) expiration of the Investor Commitment for such Mortgage Loan or certificate covering same; if applicable, within ten (10) days after redelivery by Lender to Borrower of any non-conforming instrument or document for correction unless Borrower has completed correction thereof and has delivered the same to Lender within such 10-day period; or (vi) in the case of any Sublimit A Advance or Sublimit C Advance, five (5) Banking Days after the Mortgage Loan supporting such Advance is rejected by an Approved Investor for any reason unless such Mortgage Loan is re-committed within such time period.

                    3.         Section 2.4 (Note) of the Agreement is hereby amended to delete the term “$50,000,000.00” therefrom and to substitute the term “$40,000,000.00” in lieu thereof.

                    4.         Subsection (a) of Section 2.5 (Interest) of the Agreement is hereby amended and restated in its entirety to read as follows (and Borrower acknowledges and agrees that subsections (b) through (f) of Section 2.5 as set forth in the original Agreement remain in full force and effect):

              (a)     Except as otherwise provided in this Agreement (including the last three sentences of this Section 2.5(a)), the principal amount of each Advance owed to Lender shall bear interest at an annual interest rate equal to the lesser of: (i) the Maximum Rate or (ii) (A) for Sublimit A Advances, the LIBOR Rate plus 1.25% (125 basis points), floating daily, subject, however, to adjustment to the LIBOR Rate plus 1.50% (150 basis points), floating daily, if the Mortgage Loan funded with such Advance is warehoused with Lender for more than sixty (60) days, (B) for Sublimit B Advances, the LIBOR Rate plus 1.55% (155 basis points), floating daily, (C) for Sublimit C Advances, the LIBOR Rate plus 1.15% (115 basis points), floating daily, and (D) for Sublimit D Advances, the Prime Rate, floating daily. In the event Lender is holding Buy-Down Deposits and no Potential Default or Event of Default has occurred, the interest rate on Advances made by Lender may be reduced to the Buy-Down Rate for such portion of the Advances which is less than or equal to the amount of the Available Buy-Down Deposits (such portion of the Advances being referred to herein as a “Buy-Down Advances”). Except for the reduction in interest rate described above. Buy-Down Advances shall be treated as Advances of the applicable Type, for all purposes under this Agreement. If Lender specifically agrees in its sole and absolute discretion and on a case-by-case basis to allow a Mortgage Loan to stay in warehouse longer than the Warehouse Period therefore, the outstanding principal amount of the related Advance owed to Lender shall, during the period of time in warehouse in excessof such Warehouse Period, bear interest at an annual interest rate equal to the lesser of: (i) the Maximum Rate or (ii) the Interim Default Rate.

                    5.         The second (2nd) sentence (which is the next to last sentence) of subsection (d) of Section 2.7 (Mandatory Repayments) of the Agreement is hereby amended and restated to read in its entirety as follows:

              In addition, in the case of any Mortgage Loan funded under a Sublimit D Advance but not repaid in full within (i) ninety (90) days after the Advance Date with regard to such Mortgage Loan. Borrower shall immediately repay to Lender at least 15% (based on the initial value) of such Sublimit D Mortgage Loan on or before the 91st day in the warehouse, (ii) one hundred eighty (180) days after the Advance Date with regard to such Mortgage Loan. Borrower shall immediately repay to Lender an additional 25% (based on the initial value) of such Sublimit D Mortgage Loan on or before the 81st day in the warehouse, (iii) two hundred seventy (270) days after the Advance Date with regard to such Mortgage Loan. Borrower shall immediately repay to Lender another 25% (based on the initial value) of such Sublimit D Mortgage Loan on or before the 271st day in the warehouse, and (iv) three hundred sixty (360) days after the Advance Date with regard to such Mortgage Loan. Borrower shall immediately repay to Lender the remaining 25% (based on the initial value) of such Sublimit D Mortgage Loan on or before day 360 in the warehouse, together, in each instance, with all accrued and unpaid interest thereon.

                    6.         Clause (d) of Section 4.7 (Covenants of Borrower With Regard to the Collateral) of the Agreement is hereby amended and restated to read in its entirety as follows:

              (d)     prior to each renewal of the Line of Credit and at any other reasonable time, upon request by Lender, to exhibit and to allow inspection by Lender (or Persons designated by Lender) of the Collateral and the records concerning the Collateral and to pay the reasonable fees and costs in connection with an annual independent, third party operations audit (if requested by Lender) and Lender’s annual compliance audit of Borrower conducted by Lender’s staff:

                    7.         Section 6.1(a)(vi) (Secondary Market Reports) of the Agreement is hereby amended and restated in its entirety to read as follows:

              (vi)     Secondary Market Reports. On a monthly basis, and at such other times as Lender may reasonably request, a secondary market report prepared by Borrower, in the form of and containing the information required by Lender, including without limitation, detailed loan/investor information, together with weighted average commitment value, dated as of the preceding month end or as of such other day, and with a report on the off-balance servicing portfolio (including 30, 60, 90 day delinquency information);

                    8.         Section 6.1 (a)(vii) (Valuation of Servicing Portfolio) of the Agreement is hereby amended and restated in its entirety to read as follows:

              (vii)    Valuation of Servicing Portfolio. If requested by Lender, on a quarterly basis, a valuation of Borrower’s servicing portfolio, performed by an independent, third party appraiser acceptable to Borrower and Lender as at the most recent quarter end;

                    9.         The last sentence of Section 6.l(c)(Inspection of Property; Books and Records; Discussion) of the Agreement is hereby amended and restated to read in its entirety as follows:

              Lender (or Persons designated by Lender) will be allowed to conduct, from time to time at Borrower’s expense (and prior to each renewal of the Line of Credit, if any), financial and operational audits at Borrower’s office during normal business hours, including an annual independent, third party operations audit (if requested by Lender) and Lender’s annual compliance audit of Borrower’s operations and the Collateral, and Borrower shall pay the reasonable fees and costs associated with such audits.

                    10.       Section 6.3(a) (Adjusted Tangible Net Worth) of the Agreement is hereby amended and restated in its entirety to read as follows:

(a) Adjusted Tangible Net Worth. Borrower’s Adjusted Tangible Net Worth shall not be less than $7,500,000.00.

                    11.       Section 6.3(d) (Book Net Worth) of the Agreement is hereby amended and restated in its entirety to read as follows:

(d) Book Net Worth. Borrower’s Book Net Worth shall not be less than $8,000,000.00.

                    12.       Schedule J to the Agreement is hereby amended and restated in the form of Schedule J attached hereto.

                    13.       This Amendment shall become effective as of the date first above written, provided that Lender shall have received by such date the following items, all of which must be signed by all appropriate Persons and in form and substance acceptable to Lender in its sole discretion:

(A) This Amendment executed by Borrower and Lender (whether such parties shall have signed the same or different counterparts):

(B) A Second Amendment to Promissory Note executed by Borrower and Lender (the “Note Amendment”) (whether such parties shall have signed the same or different counterparts);

(C) An executed affidavit, in form satisfactory to Lender, regarding the execution of this Agreement and the Note Amendment by Borrower outside the State of Florida:

              (D)     Certificates of even date herewith signed by the President and/or Secretary of Borrower, as appropriate, certifying (1) the authorizing resolutions of Borrower, (2) the Articles of Incorporation and Bylaws of Borrower previously delivered to Lender remain in full force and effect with no modification or amendments except as disclosed in said Certificate, (3) all representations and warranties previously made to Lender remain true, complete and accurate, and (4) no Event of Default or Potential Default has occurred and is continuing;

(E) A Confirmation of Comfort Letter of even date herewith;

              (F)     If requested by Lender, good standing certificates/certificates of existence of a recent date for Borrower from the state of its incorporation and each other state in which Borrower conducts its business;

(G) Such UCC and other lien searches as Lender shall request, showing no Liens which have priority over Lender’s first priority security interest in the Collateral; and

(H) Such other certificates, opinions, instruments and documents (if any) that Lender shall reasonably request.

                    14.       Notwithstanding the execution of this Amendment and the Note Amendment, all of the indebtedness evidenced by the Note (as modified by the Note Amendment) shall remain in full force and effect, and any collateral described in any agreement providing security for any obligation of Borrower so defined to include the Note (as modified by the Note Amendment) shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by the Note (as modified by the Note Amendment) and all other indebtedness described therein. Nothing herein in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (1) the validity or enforceability of the indebtedness evidenced by the Note (as modified by the Note Amendment); (2) the liens, pledges, security interests, assignments and conveyances affected by the Agreement, the other Loan Documents and any other agreement securing such Note (as modified by the Note Amendment), or the priority thereof; (3) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of the Note (as modified by the Note Amendment) or any agreement securing such Note (as modified by the Note Amendment); or (4) any other security or instrument now or hereafter held by Lender as security for as evidence of any of the above-described indebtedness. In no way limiting the foregoing, Borrower acknowledges and agrees that the indebtedness evidenced by the Note (as modified by the Note Amendment) is and shall remain secured by the collateral described in the Agreement and the other Loan Documents.

                    15.       In order to induce Lender to enter into this Amendment, Borrower represents and warrants that:

               (A)     The execution, delivery and performance by Borrower of this Amendment and the Note Amendment within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order to award of any arbitrator, court or governmental authority, or of the terms of Borrower’s articles of incorporation or bylaws, or of any contract or undertaking to which Borrower is a party or by which Borrower or its property is or may be bound or affected.

(B) Each of this Amendment and the Note Amendment is the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

               (C)     No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of Borrower, is required on the part of Borrower in connection with the execution, delivery and performance of this Amendment, the Note Amendment or the transactions contemplated hereby or thereby or as a condition to the legality, validity or enforceability of this Amendment or the Note Amendment.

(D) After giving effect to the amendments to the Agreement contained in this Amendment, the representations and warranties contained in Article 5 of the Agreement and in the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, no Event of Default or Potential Default exists or has occurred and is continuing on the date hereof, and no material adverse change has occurred in the financial condition of Borrower since the original date of the Agreement.

                    16.       If Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

                    17.       This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

                    18.       Borrower agrees to pay the reasonable fees and expenses of counsel for Lender, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising Lender as to its rights and responsibilities with respect thereto.

                    19.       Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.   From and after the effective date hereof, all references in the Agreement, and any other document or instrument entered into in connection therewith, to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.

                    20.       This Amendment shall inure to and be binding upon and enforceable by Borrower and Lender and their respective successors and assigns.

                    21.       This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original.   All such counterparts shall together be deemed to be one and the same instrument. Further, the parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party; provided, however, any party executing this Amendment by facsimile signature agrees to promptly provide an original executed copy of this Amendment to Lender.

[Remainder of this page intentionally left blank]

                    IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, by and through their respective duly authorized officers as of the day and year first above written.

ATTEST:		BORROWER:

CRESCENT MORTGAGE SERVICES, INC.

By:	/s/ J. DONALD BOGGUS, JR.	By:	/s/ ROBERT C. KENKNIGHT

	Secretary	Name:	Robert C. KenKnight
		Its:	President

[CORPORATE SEAL]

STATE OF GEORGIA

COUNTY OF DEKALB

                    On this 26 day of July, 2002, personally appeared Robert C. KenKnight, as President of Crescent Mortgage Services, Inc., a Georgia corporation, and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, by and between Colonial Bank, as Lender, and Crescent Mortgage Services, Inc., as Borrower.

                    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.

/s/ DAPHNEY Y. JOHNSON

Signature of Notary Public-State of Georgia

DAPHNEY Y. JOHNSON

Print Name: Notary Public, State of Georgia
Personally Known X___________________________
Produced Identification ________________________
Type of Identification: _________________________

(NOTARIAL SEAL)

My Commission Expires 4/14/06.

LENDER:

COLONIAL BANK

By:	/s/ AMY J. NUNNELEY

Name:	Amy J. Nunneley
Its:	Senior Vice President

STATE OF ALABAMA

COUNTY OF JEFFERSON

                    On this 31st day of July, 2002, personally appeared Amy J. Nunneley, as Senior Vice President of Colonial Bank, an Alabama banking corporation, and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, by and between Colonial Bank, as Lender, and Crescent Mortgage Services, Inc., as Borrower.

                    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.

/s/ TERENCE J. BRYANT

Signature of Notary Public-State of Alabama

TERENCE J. BRYANT

Print Name: Notary Public, State of Alabama
Personally Known X__________________________
Produced Identification ________________________
Type of Identification: _________________________

(NOTARIAL SEAL)

MY COMMISSION EXPIRES DECEMBER 23, 2002.